Exhibit 10.31

EXECUTION COPY

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of March 6, 2009 (this “Joinder Agreement”) is delivered pursuant to the Security Agreement, dated as of January 28, 2003, as amended by the First Amendment to Security Agreement, dated as of June 12, 2003, and as further amended by the Second Amendment to Security Agreement, dated as of March 6, 2009 (as it may be from time to time further amended, amended and restated, modified or supplemented, the “Security Agreement”), among XM Satellite Radio Inc., a Delaware corporation, XM Satellite Radio Holdings Inc., a Delaware corporation, XM Equipment Leasing LLC, a Delaware limited liability company and JP Morgan Chase Bank, N.A. (as successor in interest to The Bank of New York), acting as collateral agent (“Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Section 1. Grant of Security Interest. Each of XM Radio Inc., a Delaware corporation (“XM Radio Inc.”), XM EMall Inc, a Delaware corporation (“XM Emall”), XM Innovations Inc., a Delaware corporation (“XM Innovations”), XM Capital Resources Inc., a Delaware corporation (“XM Capital Resources”) and Effanel Music, Inc., a Delaware limited liability company (“Effanel”, and together with XM Radio Inc., XM Emall, XM Innovations and XM Capital Resources, each an “Additional XM Subsidiary” and collectively, the “Additional XM Subsidiaries”), hereby grants to Collateral Agent for the benefit of itself and the Secured Parties, a first priority security interest and continuing lien on all of such Additional XM Subsidiary’s right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located (the “Additional XM Subsidiary Collateral”).

Section 2. Security For Obligations. With respect to each Additional XM Subsidiary, the grant of security interest and continuing lien under this Joinder Agreement secures, and the Additional XM Subsidiary Collateral granted by such Additional XM Subsidiary is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all obligations of such Additional XM Subsidiary hereunder and under the Secured Agreements to which such Additional XM Subsidiary is a party, and for all Secured Obligations (as defined in the Intercreditor Agreement).

Section 3. Supplements to Security Agreement Schedules. Each Additional XM Subsidiary has attached hereto supplemental Schedules 4.1, 4.2, 4.3, and 4.4(e) to Schedules 4.1, 4.2, 4.3, and 4.4(e) respectively, to the Security Agreement, and each Additional XM Subsidiary hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by such Additional XM Subsidiary in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4. Representations and Warrants and Covenants. As of the date hereof, each Additional XM Subsidiary makes each representation and warranty and covenant set forth in Section 4 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

Section 5. Obligations Under the Security Agreement. Each Additional XM Subsidiary hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as Grantor. Each Additional XM Subsidiary further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to each Additional XM Subsidiary.

The terms of Sections 11.11, 11.12, 11.13 and 11.14 of the Security Agreement are hereby incorporated by reference.

IN WITNESS WHEREOF, each Additional XM Subsidiary has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

XM RADIO INC.

By:	/s/ Patrick L. Donnelly
Name: Patrick L. Donnelly
Title: Secretary

XM EMALL INC.

By:	/s/ Patrick L. Donnelly
Name: Patrick L. Donnelly
Title: Secretary

XM INNOVATIONS INC.

By:	/s/ Patrick L. Donnelly
Name: Patrick L. Donnelly
Title: Secretary

XM CAPITAL RESOURCES INC.

By:	/s/ Patrick L. Donnelly
Name: Patrick L. Donnelly
Title: Secretary

EFFANEL MUSIC, INC.

By:	/s/ Patrick L. Donnelly
Name: Patrick L. Donnelly
Title: Secretary

SIGNATURE PAGES